UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report: July 31, 2007

(Date of earliest event reported)
NISSAN AUTO LEASE TRUST 2007-A
(Issuing Entity with respect to the Notes)

(Exact name of registrant as specified in its charter)
NISSAN AUTO LEASING LLC II
(Depositor of the Note Issuer and Transferor of the SUBI Certificate to the Issuing Entity)

(Exact name of registrant as specified in its charter)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE	333-134238-03	Nissan Auto Lease Trust 2007-A
	333-134238	51-6591809
	333-134238-02	Nissan Auto Leasing LLC II
95-4885574
Nissan-Infiniti LT 33-6226449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
BellSouth Tower
333 Commerce Street
Nashville, Tennessee 37201-1800

(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 625-1224
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Definitive Material Agreement
     On July 31, 2007, pursuant to an Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), dated as of August 26, 1998, by and among NILT Trust, as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “Trustee”), Wilmington Trust Company, a Delaware banking corporation (“Wilmington Trust”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2007-A SUBI Supplement, dated as of July 31, 2007 (the “2007-A SUBI Supplement”), NILT Inc., as Trustee, created a special unit of beneficial interest (the “2007-A SUBI”) in specified assets of Nissan-Infiniti LT, including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan vehicles leased under the Leases and related property (collectively, the “2007-A SUBI Assets”). Also on July 31, 2007, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust entered into a 2007-A Servicing Supplement, dated as of July 31, 2007 (the “2007-A Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999, to provide for the servicing obligations of the 2007-A SUBI Assets. On July 31, 2007, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2007-A SUBI (the “2007-A SUBI Certificate”). NILT Trust sold the 2007-A SUBI Certificate to Nissan Auto Leasing LLC II, a Delaware limited liability company (“NALL II”), pursuant to a SUBI Certificate Transfer Agreement, dated as of July 31, 2007 (the “SUBI Certificate Transfer Agreement”), by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2007-A SUBI Certificate to Nissan Auto Lease Trust 2007-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement, dated as of July 31, 2007 (the “Trust SUBI Certificate Transfer Agreement”), by and between NALL II, as transferor, and the Trust, as transferee. The Trust was created pursuant to a Trust Agreement, dated as of June 12, 2007, as amended and restated by the Amended and Restated Trust Agreement, dated as of July 31, 2007 (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, as owner trustee (the “Owner Trustee”). On July 31, 2007, the Trust caused the issuance, pursuant to an Indenture, dated as of July 31, 2007 (the “Indenture”), by and between the Trust, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of July 31, 2007 (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On July 31, 2007, NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, the Trust, and the Indenture Trustee entered into a Back-Up Security Agreement, dated as of July 31, 2007 (the “Back-Up Security Agreement”), relating to the security interest of the Indenture Trustee in the 2007-A SUBI Assets. Also on July 31, 2007, the Trust, the Indenture Trustee, and U.S. Bank, in its capacity as securities intermediary (the “Securities Intermediary”), entered into a Control Agreement, dated as of July 31, 2007 (the “Control Agreement”), relating to the reserve account established for the benefit of the holders of the Notes. The Notes, with an aggregate principal balance of $1,090,079,000, were sold to Citigroup Global Markets Inc., as the representative of several underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated July 26, 2007, by and among NALL II, NMAC and Citigroup Global Markets Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3, as amended (Commission File Nos. 333-134238, 333-134238-01, 333-134238-02 and 333-134238-03). With respect to the foregoing transactions, the Trust, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee, entered into that certain Agreement of Definitions, dated as of July 31, 2007 (the “Agreement of Definitions”).
     Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2007-A SUBI Supplement, as Exhibit 10.3 is the 2007-A Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for the Trust, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the Back-Up Security Agreement, as Exhibit 10.7 is the Control Agreement, as Exhibit 10.8 is the SUBI Certificate Transfer Agreement, and as Exhibit 10.9 is the Trust SUBI Certificate Transfer Agreement.

Item 8.01	Other Events.
     On July 31, 2007, the Trust entered into an interest rate swap contract (“Swap Contract”), pursuant to an ISDA Master Agreement (the “ISDA Master Agreement”) dated as of July 31, 2007, by and between the Trust and HSBC Bank USA, National Association (the “Swap Counterparty”), an ISDA Credit Support Annex, dated as of July 31, 2007, between the Trust and the Swap Counterparty (the “Credit Support Annex”), a Schedule to the ISDA Master Agreement, dated as of July 31, 2007, between the Trust and the Swap Counterparty (the “Schedule”), and a Swap Transaction Confirmation, dated as of July 31, 2007, between the Trust and the Swap Counterparty (the “Swap Confirmation”).

     Attached as Exhibit 99.1 is the ISDA Master Agreement, as Exhibit 99.2 is the Credit Support Annex, as Exhibit 99.3 is the Schedule, and as Exhibit 99.4 is the Swap Confirmation.
ITEM 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of July 31, 2007, by and between the Trust, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of July 31, 2007, by and among the Trust, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2007-A SUBI Supplement, dated as of July 31, 2007, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2007-A Servicing Supplement, dated as of July 31, 2007, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Trust, dated as of July 31, 2007, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of July 31, 2007, by and among the Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of July 31, 2007, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Trust, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of July 31, 2007, by and among the Trust, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of July 31, 2007, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of July 31, 2007, by and between NALL II, as transferor, and the Trust, as transferee.

Exhibit 99.1	ISDA Master Agreement, dated as of July 31, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 99.2	ISDA Credit Support Annex, dated as of July 31, 2007, between the Trust and the Swap Counterparty.

Exhibit 99.3	Schedule to the ISDA Master Agreement, dated as of July 31, 2007, between the Trust and the Swap Counterparty.

Exhibit 99.4	Swap Transaction Confirmation, dated as of July 31, 2007, between the Trust and the Swap Counterparty.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Date: August 6, 2007

NISSAN AUTO LEASE TRUST 2007-A
By:	Nissan Auto Leasing LLC II, solely as originator of
Nissan Auto Lease Trust 2007-A

By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

NISSAN AUTO LEASING LLC II
By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

NISSAN-INFINITI LT
By:	Nissan Motor Acceptance Corporation, solely as
originator of Nissan-Infiniti LT

By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of July 31, 2007, by and between the Trust, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of July 31, 2007, by and among the Trust, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2007-A SUBI Supplement, dated as of July 31, 2007, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2007-A Servicing Supplement, dated as of July 31, 2007, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Trust, dated as of July 31, 2007, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of July 31, 2007, by and among the Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of July 31, 2007, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Trust, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of July 31, 2007, by and among the Trust, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of July 31, 2007, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of July 31, 2007, by and between NALL II, as transferor, and the Trust, as transferee.

Exhibit 99.1	ISDA Master Agreement, dated as of July 31, 2007, by and between the Trust and the Swap Counterparty.

Exhibit 99.2	ISDA Credit Support Annex, dated as of July 31, 2007, between the Trust and the Swap Counterparty.

Exhibit 99.3	Schedule to the ISDA Master Agreement, dated as of July 31, 2007, between the Trust and the Swap Counterparty.

Exhibit 99.4	Swap Transaction Confirmation, dated as of July 31, 2007, between the Trust and the Swap Counterparty.

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